EXHIBIT  99.1

PETROSEARCH SIGNS PARTNERSHIP AGREEMENT ON BARNETT SHALE PROPERTIES Monday December 18, 10:04 am ET

HOUSTON--(BUSINESS  WIRE)--Petrosearch  Energy  Corporation  (OTCBB:PTSG - News)
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announced  today  that  its  wholly  owned  subsidiary,  Barnett Petrosearch LLC
("Petrosearch"), has joined in the formation of a Partnership, DDJET Limited LLP, ("Partnership") for the development of Barnett Shale properties in the Fort Worth Basin, Texas. Petrosearch owns a 5.54% interest in the Partnership along with partners Metroplex Barnett Shale LLC (a wholly owned subsidiary of Exxon Mobil Corporation), which will direct operations, and Cinco County Barnett Shale LLC, (a privately held Fort Worth-based company).

The Partnership's assets include all leases acquired to date within an eight-county contract area, under a previous agreement among affiliates of the three partners, along with associated facilities including nearly 100 miles of pipeline and an option on a separate pipeline right of way.

Production from the six wells drilled thus far is expected to commence in early 2007.

Commenting on the Partnership Agreement, Richard Dole, Petrosearch's Chief Executive Officer, stated, "We are pleased to have completed this important agreement. Given the contribution of both the upstream and downstream assets by all of the partners, we are confident that the overall economics of our new ownership interest is strong. We look forward to a long-term relationship with our partners to develop this significant resource base."

About  Petrosearch

Petrosearch Energy Corporation, a Nevada corporation with executive offices in Houston, Texas, is a resource based energy company with activities focused in three core areas: the Barnett Shale trend, the Wilcox trend of South Texas and the Anadarko basin of the North Texas Panhandle. For more information please visit www.petrosearch.com.
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Forward-Looking  Statements

Statements contained herein and the information incorporated by reference herein may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"). Forward-looking statements can be identified by the use of forward-looking terminology such as, but not limited to, "may," "will," "expect," "anticipate," "estimate," "would be," "believe," or "continue" or the negative or other variations of comparable terminology. We intend such forward-looking statements to be covered by the safe harbor provisions applicable to forward-looking statements contained in Section 21E of the Exchange Act. Such statements (none of which is intended as a guarantee of performance) are subject to certain assumptions, risks and uncertainties, which could cause our actual future results, achievements or transactions to differ materially from those projected or anticipated. Such risks and uncertainties are set forth herein.

Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events, or performance and underlying assumptions and other statements, which are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, product and service demands and acceptance, changes in technology, economic conditions, the impact of competition and pricing, and government regulation and approvals. Petrosearch cautions that assumptions, expectations, projections, intentions, or beliefs about future events may, and often do, vary from actual results and the differences can be material. Some of the key factors which could cause actual results to vary from those Petrosearch expects include changes in natural gas and oil prices, the timing of planned capital expenditures, availability of acquisitions, uncertainties in estimating proved reserves and forecasting production results, operational factors affecting the commencement or maintenance of producing wells, the condition of the capital markets generally, as well as our ability to access them, and uncertainties regarding environmental regulations or litigation and other legal or regulatory developments affecting our business.

Our expectations, beliefs and projections are expressed in good faith and are believed to have a reasonable basis, including without limitation, our examination of historical operating trends, data contained in our records and other


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data  available from third parties. There can be no assurance, however, that our expectations, beliefs or projections will result, be achieved, or be accomplished.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We undertake no duty to update these forward-looking statements.


Contact:
Petrosearch  Energy  Corporation,  Houston
Investor  Relations
Cole  Patterson,  713-334-5123
investor.relations@petrosearch.com
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or
Piedmont  IR,  LLC
Keith Fetter or Darren Bankston, 678-455-3696 info@piedmontir.com
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Source: Petrosearch Energy Corporation